SCHEDULE



                                  to the



                             Master Agreement



                      dated as of September 15, 1997



                                  between



                   WESTDEUTSCHE LANDESBANK GIROZENTRALE,
        a banking institution organized and existing under the laws of the State of North Rhine - Westphalia, acting through its New York
                            Branch ("West LB"),



                                    and



  TIERS<service-mark> ASSET-BACKED SECURITIES, SERIES CHAMT TRUST 1997-7, a business trust organized under the
                  laws of the State of Delaware pursuant
to the Trust Agreement (as defined herein) (the "Trust").

PART 1.  TERMINATION PROVISIONS

IN THIS AGREEMENT:

          (a) "SPECIFIED ENTITY" means in relation to West LB for the purpose of:

          Section 5(a)(v), Not Applicable

          Section 5(a)(vi), Not Applicable

          Section 5(a)(vii), Not Applicable

          Section 5(b)(iv),  Not Applicable

and in relation to the Trust for the purpose of:

          Section 5(a)(v), Not Applicable

          Section 5(a)(vi), Not Applicable

          Section 5(a)(vii), Not Applicable

          Section 5(b)(iv), Not Applicable

          (b) The provisions of Section 5(a) and Section 5(b) will apply to West LB and to the Trust as follows:-


SECTION 5(A)                         WEST LB             TRUST
------------                         -------             -----
(i)   "Failure to Pay or Deliver"     Applicable          Applicable
(ii)  "Breach of Agreement"           Not Applicable      Not Applicable
(iii) "Credit Support Default"        Not Applicable      Not Applicable
(iv)  "Misrepresentation"             Not Applicable      Not Applicable
(v)   "Default under Specified        Not Applicable      Not Applicable
        Transaction"
(vi)  "Cross Default"                 Not Applicable      Not Applicable
(vii) "Bankruptcy"                    Applicable          Applicable
(viii)"Merger Without Assumption"     Not Applicable      Not Applicable


SECTION 5(A)                            WEST LB             TRUST
------------                            -------             -----
(i)   "Illegality"                    Applicable          Applicable
(ii)  "Tax Event"                     Not Applicable      Not Applicable
(iii) "Tax Event Upon Merger"         Not Applicable      Not Applicable
(iv)  "Credit Event Upon Merger"      Not Applicable      Not Applicable
(v)   "Additional Termination Event"  Applicable          Applicable


          The following shall constitute "Additional Termination Events" under this Agreement:

          (A) the occurrence of an Optional Redemption of the Notes pursuant to Part 5 paragraph (9) hereof and to Section 3c of the Indenture ("Optional Redemption of the Notes"), and

          (B) the payment in full of the Note Principal Amount and the certificate principal balance (a "Prepayment Event").

          If an Optional Redemption or a Prepayment Event are to occur, the Payment Date on which such Optional Redemption of the Notes or, as applicable, such Prepayment Event shall occur shall be an Early Termination Date without need for any additional notice by either party. In addition, notwithstanding Part 1 paragraph (d) below, in connection with an Early Termination Date because of an Optional Redemption of the Notes or a Prepayment Event, no Settlement Amount will be payable by either party and the only amounts due on the applicable Early Termination Date will be the amounts set forth in any Confirmation related to a Transaction as due on such date plus any Unpaid Amounts as of such date.

          (c) The "AUTOMATIC EARLY TERMINATION" provision of Section 6(a) will not apply to West LB or the Trust.

          (d)  Payments on Early  Termination.   For the purpose of Section
6(e) of this Agreement.

            (i) Market Quotation will apply.

            (ii) The Second Method will apply.

          (e)  "TERMINATION CURRENCY" means United States Dollars.

          (f) ADDITIONAL EVENTS OF DEFAULT. In addition to the Events of Default specified in Section 5(a) of the Master Agreement (as modified by this Schedule) as being applicable it shall be an Event of Default hereunder if there is an acceleration of the Notes because of an Indenture Event of Default, as defined in the Indenture (any such, an "Acceleration Event"). If an Acceleration Event occurs the Swap Agreement shall terminate automatically and an Early Termination Date shall be deemed to have been set on the date set forth in the Indenture for the acceleration of the Notes. If an Acceleration Event occurs the Trust shall be the Defaulting Party.


PART 2.  TAX REPRESENTATIONS.

          (a)  PAYER REPRESENTATIONS.  None.

          (b)  PAYEE REPRESENTATIONS.  None.


PART 3.  AGREEMENT TO DELIVER DOCUMENTS

Documents to be delivered are:

   Party
Required to                                          Date by                 Covered by
  Deliver               Form/Document/                Which to               Section 3(d)
 Document                 Certificate               Be Delivered            Representation
------------         --------------------------    ----------------------   ---------------
West LB              An Internal Revenue Service   (i) Before the first         Yes
                     Form 4224 or any successor    Payment Date under this
                     form completed in a manner    Agreement, (ii) before
                     reasonably satisfactory to    the first Payment Date
                     the Trust.                    under this Agreement in
                                                   each successive taxable
                                                   year of West LB, (iii)
                                                   promptly upon
                                                   reasonable demand by
                                                   the Trust, and (iv)
                                                   promptly upon learning
                                                   that any such Form
                                                   previously provided by
                                                   West LB has become
                                                   obsolete or incorrect.


   Party
Required to                                          Date by                 Covered by
  Deliver               Form/Document/                Which to               Section 3(d)
 Document                 Certificate               Be Delivered            Representation
------------         --------------------------    ----------------------   ---------------

West LB              Extracts from West LB's       Upon execution of this            Yes
                     Signature Book.               Agreement.
West LB              Annual Report of West LB      As soon as practicable            Yes
                     containing audited            following written
                     consolidated financial        request from the Trust.
                     statements for each fiscal
                     year certified by independent
                     public accountants for each
                     such fiscal year.
West LB              Opinion of West LB In-House                                     No
                     German Counsel reasonably
                     satisfactory to the Trustee
Trust (with respect  Incumbency Certificate with   Upon execution of this            Yes
to the Trustee)      respect to the signatory to   Agreement
                     the Agreement
Trust (with respect  A certified copy of the       Upon execution of this            Yes
to the Trustee)      resolution or resolutions     Agreement.
                     (the "Authorizing
                     Resolution"), certified by a
                     secretary, or an assistant
                     secretary of the Trustee,
                     authorizing the Trustee on
                     behalf of the Trust, to enter
                     into this Agreement and each
                     Transaction and Confirmation
                     hereunder.
Trust                A certified copy of the Trust Upon execution of this            Yes
                     Agreement and each amendment  Agreement and on the
                     thereof.                      date of each amendment
                                                   thereof.
Trust                Opinion of Outside Counsel    Upon execution of this            No
                     reasonably satisfactory to    Agreement
                     West LB with respect to the
                     Trust and the Trustee.

PART 4 - MISCELLANEOUS.

          (a)  ADDRESSES FOR NOTICES.  For the purpose of Section 12(a):

Address for notices or communications to West LB:

               Address: Westdeutsche Landesbank Girozentrale 1211 Avenue of the Americas, 25th Floor New York, New York 10036

               Attention:     Legal Department

               Telex No.:     __________ Answerback:

               Facsimile No.:  212-768-4781

Address for notices or communications to the Trust:-

     TIERS<service-mark> Asset-Backed Securities, Series CHAMT Trust 1997-7,

     Address:  [              ]

          (b)  PROCESS AGENT.  For the purpose of Section 13(c):

               West LB appoints as its Process Agent:

               Name:     Westdeutsche  Landesbank  Girozentrale,
                         New  York Branch
                         Attention:  Legal Department

               Address:  1211 Avenue of the Americas, 25th Floor,
                         New York, New York 10036

               The Trust appoints as its Process Agent:-

                            [Identify]

          (c)  OFFICES.  The provisions of Section 10(a) will apply to this
Agreement.   Section  10(a) is hereby amended by adding the words "and each branch thereof" to the end of the first sentence of such section.

          (d)  MULTIBRANCH  PARTY.   For  the  purposes of Section 10(c) of
this Agreement:

               The Trust is not a Multibranch Party.

               West LB is not a Multibranch Party.

          (e)  CALCULATION AGENT.  The Calculation Agent will be West LB.

          (f)  CREDIT SUPPORT DOCUMENTS.  Not applicable.

          (g)  CREDIT SUPPORT PROVIDER.  Not applicable.

          (h) GOVERNING LAW. This Agreement will be governed by, and construed and enforced in accordance with, the law of the State of New York without reference to choice of law doctrine.

          (i)  NETTING OF PAYMENTS.   Subparagraph  (ii) of Section 2(c) of
this Agreement will not apply to Transactions.

          (j) "AFFILIATE" will have the meaning specified in Section 14 for West LB and will be inapplicable to the Trust.

          (k)  PAYMENTS.

          The account for payments to West LB shall be:

               Chase Manhattan Bank, New York
               ABA #: 021-100-021
               Account #: 001-1-621398
               Account Name:  Global Derivatives, West LB, N.Y.

          The account for payments to the Trust shall be:

                            [Identify]




or to such other account as the Trust shall have last designated by notice to West LB in accordance with the terms of Section 2(b).


PART 5.  OTHER PROVISIONS

(1)  DEFINITIONS.

     (a) This Agreement, the Confirmations, and each Transaction are subject to the 1991 ISDA Definitions (the "Definitions"), as published by the International Swaps and Derivatives Association, Inc., and will be governed in all respects by the provisions set forth in the Definitions. The provisions of the Definitions are incorporated by reference in, and will be deemed to be part of, this Agreement and the Confirmations as if set forth in full in this Agreement or in such Confirmations.

     (b)  In addition as used herein and in any Confirmation:

     "Asset Impairment Event" means that on the Termination Date for the Transactions, the Note Notional Amount (as defined in the Indenture), less all losses (if any) on Eligible Investments that became defaulted investments while owned by the Trust, is less than the aggregate Note Principal Amount (as also defined in the Indenture) on such date.

     "Certificates" means the $10,920,000 Floating Rate Certificates, Class B issued by the Trust on the date hereof pursuant to the Trust Agreement.

     "Certificate LIBOR" means, for any Calculation Period, "LIBOR" as defined and set in accordance with the Trust Agreement.

     "Certificate Prepayment Amount" means the "Monthly Prepayment Amount as defined in Section 1(b) of the Trust Agreement.

     "Distribution Date" means the 15th calendar day of each month commencing October 15, 1997, through and including the Termination Date of this Transaction, subject to adjustment in accordance with the Following Business Day Convention.

     "Early Amortization Payments" with respect to the Term Assets has the meaning set forth in the Indenture.

     "Eligible Investments" has the meaning set forth in the Indenture.

     "Indenture" means the Indenture dated as of September 15, 1997, as supplemented by a series supplement thereto also dated as of September 15, 1997, each between the Trust and First Trust of New York, National Association, as Indenture Trustee.

     "Indenture  Trustee"  means   First   Trust   of  New  York,  National
Association, as Indenture Trustee under the Indenture.

     "Notes" means the $352,980,000 Fixed Rate Notes, Class A, issued by the Trust on the date hereof pursuant to the Indenture.

     "Note Prepayment Amount" means the "Monthly Prepayment Amount" as defined in the Indenture.

     "Redemption Date" has the meaning set forth in the Indenture.

     "Sale Procedures" has the meaning set forth in the Indenture.

     "Sale Proceeds" has the meaning set forth in the Indenture.

     "Scheduled Interest Payments" with respect to the Term Assets has the meaning set forth in the Indenture.

     "Term Assets" means the "Collateral Obligations" as defined in the Indenture.
     "Trust Agreement" means, the Base Trust Agreement, dated as of September 15, 1997, as supplemented by the Series CHAMT 1997-7 Supplement, also dated as of September 15, 1997, each between Structured Products Corp. and the Trustee.

     "Trustee" means Delaware Trust Capital Management, Inc. as trustee under the Trust Agreement.

(2) INCONSISTENCY. In the event of any inconsistency between the provisions of this Agreement and the Definitions, this Agreement will prevail. In the event of any inconsistency between the provisions of a Confirmation and this Agreement or the Definitions, the Confirmation will prevail for the purpose of the relevant Transaction. In the event of any inconsistency between the provisions of this Schedule and the printed form of agreement of which it forms a part, this Schedule will prevail.

(3) Section 2(d) is hereby deleted in its entirety and amended to provide that payments under this Agreement may be made with deduction for or on account of any tax required by applicable laws with respect to such payment.

(4) Section 7 is hereby deleted in its entirety and amended to provide that neither the Trust nor West LB shall assign, novate or transfer as a whole or in part any of its rights, obligations or interests under this Agreement except that the Trust may assign and pledge to the Indenture Trustee, for the benefit of the Noteholders, all of the Trust's rights and interest hereunder, as security for the Trust's obligations to such holders under the Indenture.

(5) NON-BANKRUPTCY PETITION. Prior to the date that is one year and one day after the date upon which the Trust is terminated in accordance with
the  terms   of  the  Trust  Agreement,  West  LB  hereby  irrevocably  and unconditionally  agrees  that  it  will  not institute against, or join any other person in instituting against, the Trust any bankruptcy, reorganization, arrangement, insolvency, or liquidation proceeding under the bankruptcy or similar laws of the United States or any other jurisdiction.

(6) ACCURACY OF SPECIFIED INFORMATION. Section 3(d) is hereby amended by adding in the third line thereof after the word "respect" and before the period the words "or, in the case of audited or unaudited financial statements or balance sheets, a fair presentation of the financial condition of the relevant person".

(7)  MODIFICATIONS TO THE AGREEMENT.

     The words "or any of its Affiliates" shall be deleted from lines 1 and 2 of Section 3(c) of this Agreement.

     The words "or there is a substantial likelihood that it will" shall be deleted from line 4 of Section 5(b)(ii) of this Agreement.

(8) SEVERABILITY. In the event that any one or more of the provisions contained in this Agreement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions in the Agreement shall not in any way be affected or impaired. In the event that any one or more of the provisions contained in this Agreement should be held invalid, illegal or unenforceable, the parties will negotiate in good faith to replace the invalid, illegal or unenforceable provisions with valid provisions which will, as nearly as possible, give the originally intended legal and economic effect of the invalid, illegal or enforceable provisions.


(9) OPTIONAL REDEMPTION OF THE NOTES. If on any Payment Date for the Notes, before giving effect to any distributions to be made on such date, the aggregate outstanding principal amount of the Term Assets would be less than 10% of the principal amount of the Term Assets as of the date of execution of this Agreement, West LB or its designee may, at its option, by delivering a written notice to the Indenture Trustee (with a copy to the Issuer), purchase all of the Term Assets and Eligible Investments at an aggregate purchase price equal to the outstanding principal amount of the Notes and Certificates and any accrued interest thereon and direct the redemption of all of the outstanding Notes at their Redemption Price (as defined in the Indenture). If West LB (or its designee) directs such an Optional Redemption of the Notes such event shall, as provided in Part 1 above, be a Termination Event and the Early Termination Date shall be the date set for such redemption in accordance with the Indenture.

(10) CALCULATION OF NOTE AND CERTIFICATE PREPAYMENT AMOUNTS. On the first Business Day of each month West LB, or its designee, shall determine (i) the PSA Index Rate (as defined in the Indenture) for such month, (ii) the Monthly Amortization Rate (as defined in the Indenture) that corresponds to such PSA Index Rate for the Notes and for the Certificates, (iii) the Note Prepayment Amount and (iv) the Certificate Prepayment Amount; and West LB shall notify the Indenture Trustee of its determinations.

(11) SALE PROCEDURES. If West LB receives notice from the Indenture Trustee pursuant to Section 5 of the Indenture that, in connection with a mandatory prepayment of the Notes and/or Certificates, the Indenture Trustee is required to liquidate, in accordance with the Sale Procedures, an aggregate Par Amount of Eligible Investments and principal amount of Term Assets in an amount equal to (or as close as practicable, equal to), the aggregate principal amount of Notes and Certificates then subject to such mandatory prepayment, West LB shall, at least 5 Business Days before the Distribution Date on which such prepayment amounts are due the holders of the Notes and/or Certificates, direct the Indenture Trustee as to which Eligible Investments, if any, (and the Par Amount thereof) should be liquidated with the Term Assets.

     IN WITNESS WHEREOF, the parties have executed and delivered this document as of the date specified on the first page of this document.

                    WESTDEUTSCHE LANDESBANK GIROZENTRALE,
                    NEW YORK BRANCH


                    By:_________________________________
                         Name:
                         Title:

                    By:_________________________________
                         Name:
                         Title:


                    TIERS<service-mark> ASSET BACKED SECURITIES, SERIES CHAMT TRUST 1997-7

                    By: Delaware Trust Capital Management Inc., not in its individual capacity but solely as Trustee under the Trust Agreement



                    By:__________________________________
                         Name:
                         Title: